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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-14336) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 94

                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 97




                             VANGUARD WINDSOR FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON FEBRUARY 18, 2000, PURSUANT TO PARAGRAPH (B) OF RULE 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.







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


VANGUARD(R)
WINDSOR (TM) FUND

Prospectus
February 18, 2000

This prospectus contains
financial data for the
Fund through the
fiscal year ended
October 31, 1999.

[A MEMBER OF
THE VANGUARD GROUP LOGO]

VANGUARD WINDSOR FUND
Prospectus

February 18, 2000

A Growth and Income Stock Mutual Fund

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CONTENTS
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 1 FUND PROFILE                           12 FINANCIAL HIGHLIGHTS

 3 ADDITIONAL INFORMATION                 14 INVESTING WITH VANGUARD

 3 A WORD ABOUT RISK                         14 SERVICES AND ACCOUNT FEATURES

 3 WHO SHOULD INVEST                         15 TYPES OF ACCOUNTS

 4 PRIMARY INVESTMENT STRATEGIES             16 BUYING SHARES

 8 THE FUND AND VANGUARD                     18 REDEEMING SHARES

 9 INVESTMENT ADVISERS                       21 TRANSFERRING REGISTRATION

10 DIVIDENDS, CAPITAL GAINS, AND TAXES       22 FUND AND ACCOUNT UPDATES

12 SHARE PRICE                            GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

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WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Windsor Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital. As a secondary objective, the Fund seeks to provide some dividend income.

INVESTMENT STRATEGIES
The Fund invests primarily in large- and medium-size companies whose stocks are considered by the Fund's adviser to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

            ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
                              1990         -15.50%
                              1991          28.55%
                              1992          16.50%
                              1993          19.37%
                              1994          -0.15%
                              1995          30.15%
                              1996          26.36%
                              1997          21.97%
                              1998           0.81%
                              1999          11.57%
            ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 18.25% (quarter ended March 31, 1991) and the lowest return for a quarter was -20.34% (quarter ended September 30, 1990).

2

      --------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
      --------------------------------------------------------------------
                                        1 YEAR      5 YEARS      10 YEARS
      --------------------------------------------------------------------
      Vanguard Windsor Fund             11.57%       17.67%       13.03%
      Standard & Poor's 500 Index       21.04        28.56        18.21
      --------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1999.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:              None
      Sales Charge (Load) Imposed on Reinvested Dividends:   None
      Redemption Fee:                                        None
      Exchange Fee:                                          None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the
      Fund's assets)
      Management Expenses:                                  0.26%
      12b-1 Distribution Fee:                                None
      Other Expenses:                                       0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                0.28%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

            ----------------------------------------------------
               1 YEAR      3 YEARS     5 YEARS      10 YEARS
            ----------------------------------------------------
                 $29         $90        $157          $356
            ----------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Windsor Fund's expense ratio in fiscal year 1999 was 0.28%, or $2.80 per $1,000 of average net assets. The average multi-cap value mutual fund had expenses in 1999 of 1.38%, or $13.80 per $1,000 of average net assets (derived from data provided as of December 31, 1999 by Lipper Inc., which reports on the mutual fund industry). Management expenses, which comprise one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

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                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               SUITABLE FOR IRAS
Dividends are distributed semiannually    Yes
in June and December; capital gains, if
any, are distributed in December          MINIMUM INITIAL INVESTMENT
                                          $3,000; $1,000 for IRAs and custodial
INVESTMENT ADVISERS                       accounts for minors
- Wellington Management Company, LLP,
  Boston, Mass., since inception          NEWSPAPER ABBREVIATION
- Sanford C. Bernstein & Co., Inc., New   Wndsr
  York, N.Y., since June 1, 1999
- The Vanguard Group, Valley Forge, Pa.   VANGUARD FUND NUMBER
                                          022
INCEPTION DATE
October 23, 1958                          CUSIP NUMBER
                                          922018106
NET ASSETS AS OF OCTOBER 31, 1999
$16.8 billion                             TICKER SYMBOL
                                          VWNDX
--------------------------------------------------------------------------------

================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Windsor Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Windsor Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You are seeking a value-oriented investment that seeks to provide long-term growth as well as some dividend income.
- You wish to add a value-oriented growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
- You are seeking growth of capital and income over the long term--at least five years.

4

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment advisers use in pursuit of the Fund's objectives of long-term growth of capital and some dividend income. It also explains how the advisers implement these strategies. In
addition,   this  section  discusses  several  important   risks--market   risk,
investment style risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

MARKET EXPOSURE
The Fund is a value fund. Its primary strategy is to invest in large- and mid-capitalization common stocks that have favorable prospects for growth of earnings and dividend income, but whose prices do not reflect this potential for positive returns. The Fund may also invest in securities that are convertible to common stocks.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK,  WHICH IS THE POSSIBILITY  THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

      --------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1999)
                            1 YEAR    5 YEARS    10 YEARS    20 YEARS
      --------------------------------------------------------------------
      Best                   54.2%     28.6%       19.9%       17.9%
      Worst                 -43.1     -12.4        -0.9         3.1
      Average                13.2      11.0        11.1        11.1
      --------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928

6

through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE  POSSIBILITY
     THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.
--------------------------------------------------------------------------------

SECURITY SELECTION
Vanguard Windsor Fund employs two primary investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for a specific percentage of the Fund's assets.
     These investment advisers employ active investment methods, which means that securities are bought and sold according to the advisers' evaluations about companies and their financial prospects, and about the stock market and the economy in general. Each adviser will sell a security when it is no longer as attractive as alternative investments.
     While each adviser uses a different process to select securities, both are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.
     Wellington Management Company, LLP (Wellington Management) managed about 75% of the Fund's assets as of October 31, 1999. A stock's value is the key element in Wellington Management's selection process. Wellington Management considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. To be a candidate for purchase, a stock must have strong prospects for capital appreciation, but be trading at a price/earnings (P/E) ratio that is lower than what is expected of a stock with such potential.
     Sanford C. Bernstein & Co., Inc. (Bernstein), which managed about 24% of the Fund's assets as of October 31, 1999, also uses traditional methods of stock selection--research and analysis--to identify undervalued stocks. In addition, Bernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.
     The Vanguard Group (Vanguard) typically will manage any Fund assets held in cash reserves and may invest in stock index futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" for more details on the Fund's policy on futures.

     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE  POSSIBILITY  THAT THE
     ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 46%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of October 31, 1999, the average turnover rate for all domestic stock funds was approximately 87%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in undervalued common stocks, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.
     The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

8

     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $530 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund employs two primary investment advisers for the bulk of its assets and uses Vanguard's Core Management Group to manage its cash reserves. Each adviser manages the Fund subject to the control of the Trustees and officers of the Fund.

WELLINGTON MANAGEMENT COMPANY, LLP
     Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, served as the Fund's sole investment adviser from the Fund's inception in 1958 until June of 1999.
     Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Wellington Management's advisory fee is increased or decreased, based on the cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared with the cumulative total return of the Standard and Poor's 500 Index over the same period.

SANFORD C. BERNSTEIN & CO., INC.
     Sanford C. Bernstein & Co., Inc. (Bernstein), 767 Fifth Avenue, New York, NY 10153, was added as an investment adviser to the Fund in June of 1999. Bernstein's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Bernstein's advisory fee is increased or decreased, based on the cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared with the cumulative total return of the Russell 1000 Value Index over the same period.

THE VANGUARD GROUP
     The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1974, is a wholly owned subsidiary of the Vanguard funds. As of October 31, 1999, Vanguard served as adviser for about $345.6 billion in assets. The Fund receives advisory services from Vanguard on an at-cost basis.

     For the fiscal year ended October 31, 1999, the aggregate amount of investment advisory fees paid by the Fund represented an effective annual rate of 0.12% of the Fund's average net assets before a decrease of 0.08% based on performance.
     The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's

10

sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

Wellington Management Company, LLP (Wellington Management) is an investment advisory firm founded in 1928. As of October 31, 1999, Wellington Management managed more than $224 billion in assets. The manager responsible for overseeing Wellington Management's portion of the Fund is:

CHARLES T. FREEMAN, Senior Vice President and Partner of Wellington Management; has worked in investment management since 1967; with Wellington Management since 1969; B.S., M.B.A., University of Pennsylvania. Mr. Freeman was appointed Fund Manager in January 1996, following the retirement of John B. Neff, who had managed the Fund since 1964. Mr. Freeman had been Assistant Fund Manager since 1974.

Sanford C. Bernstein & Co., Inc. (Bernstein) is an investment advisory firm founded in 1967. As of October 31, 1999, Bernstein managed about $85.6 billion in assets. Two managers are responsible for overseeing Bernstein's portion of the Fund. MARILYN G. FEDAK, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Bernstein since 1993; has worked in investment management since 1972; has managed portfolio investments since 1976; joined Bernstein in 1984; B.A., Smith College; M.B.A., Harvard Business School. STEVEN PISARKIEWICZ, with Bernstein since 1989; Senior Portfolio Manager since 1997; B.S., University of Missouri; M.B.A., University of California at Berkeley.

The manager responsible for Vanguard's portion of the Fund is GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Core Management Group; has worked in investment management since 1985; primary responsibility for Vanguard's stock indexing policy and strategy since joining the company in 1987; A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- State and local income taxes may apply to any dividend or capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not provide us with your correct taxpayer identification number and certify that it is correct. Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

12

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                      TOTAL ASSETS - LIABILITIES
NET ASSET VALUE =  -------------------------------
                     NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSR.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


----------------------------------------------------------------------------------------------
                                               VANGUARD WINDSOR FUND
                                               YEAR ENDED OCTOBER 31,
                        ----------------------------------------------------------------------
                           1999          1998          1997          1996          1995
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR       $16.34        $19.55        $16.99        $15.55        $14.55
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income      .27           .23           .36           .43           .44
 Net Realized and
  Unrealized Gain
  (Loss) on Investments    1.77          (.32)         3.94          2.85          1.86
                        ----------------------------------------------------------------------
   Total from Investment
    Operations             2.04          (.09)         4.30          3.28          2.30
                        ----------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income        (.24)         (.24)         (.41)         (.46)         (.44)
 Distributions from
  Realized Capital Gains  (1.23)        (2.88)        (1.33)        (1.38)         (.86)
                        ----------------------------------------------------------------------
   Total Distributions    (1.47)        (3.12)        (1.74)        (1.84)        (1.30)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                 $16.91        $16.34        $19.55        $16.99        $15.55
==============================================================================================

TOTAL RETURN             13.74%        -0.78%        27.04%        23.16%        17.80%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $16,824       $18,355       $20,678       $15,841       $13,008
 Ratio of Total
  Expenses to Average
  Net Assets              0.28%         0.27%         0.27%         0.31%         0.45%
 Ratio of Net
  Investment Income to
  Average Net Assets      1.56%         1.31%         1.89%         2.75%         3.01%
 Turnover Rate              56%           48%           61%           34%           32%
==============================================================================================


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $16.34 per share. During the year, the Fund earned $0.27 per share from investment income (interest and dividends) and $1.77 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.47 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($2.04 per share) minus the distributions ($1.47 per share) resulted in a share price of $16.91 at the end of the year. This was an increase of $0.57 per share (from $16.34 at the beginning of the year to $16.91 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 13.74% for the year.

As of October 31, 1999, the Fund had $16.8 billion in net assets. For the year, its expense ratio was 0.28% ($2.80 per $1,000 of net assets); and net investment income amounted to 1.56% of its average net assets. It sold and replaced securities valued at 56% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's (R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

14

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOKLET]. Please call us to request copies.
--------------------------------------------------------------------------------

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD (R) DIRECT DEPOSIT SERVICE [BOOKLET]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD(R) AUTOMATIC EXCHANGE SERVICE [BOOKLET]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOKLET]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS (TM) [BOOKLET]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOKLET]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.
--------------------------------------------------------------------------------
ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:

-    Open a new account.*
-    Buy, sell, or exchange shares of most funds.
-    Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOKLET]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOKLET]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOKLET]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

16

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement fund account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance at that time is below $2,500. The low balance fee is waived for investors who have aggregate Vanguard account assets of $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO . . . [ENVELOPE]
open a new account

Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.

Make your check payable to: The Vanguard Group-22
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 1110                  455 Devon Park Drive
Valley Forge, PA 19482-1110    Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 2900                  455 Devon Park Drive
Valley Forge, PA 19482-2900    Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . . [TELEPHONE]
open a new account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.)

add to an existing account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.

Vanguard Tele-Account          Client Services
1-800-662-6273                 1-800-662-2739

*You must obtain a Personal  Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have initiated a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE]

Call Client Services to arrange your wire transaction. Wire transactions to retirement accounts are only available for asset transfers and rollovers from other financial institutions. Individual IRA contributions will not be accepted by wire.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Windsor Fund-22
[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES
It is important that you call Vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders, and so we reserve the right to refuse any purchase that may disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

18

REDEEMING SHARES

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
-    Vanguard sends the redemption proceeds to you or a designated third party.*
-    You can sell all or part of your Fund shares at any time.

*May require a signature guarantee; see footnote on page 21.

When Exchanging Shares:
- The redemption proceeds are used to purchase shares of a different Vanguard fund.
-    You must meet the receiving fund's minimum investment requirements.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.
- In order to exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
NOTE: Once a redemption is initiated and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
     The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER]
ACCESS VANGUARD at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours-- to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can  exchange--but  not  sell--shares  by  calling  Tele-Account  or  Client
Services.

Vanguard Tele-Account          Client Services
1-800-662-6273                 1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
-    The ten-digit account number.
-    The name and address exactly as registered on the account.
- The primary Social Security or employer identification number as registered on the account.
-    The  Personal   Identification   Number,   if  applicable   (for  instance,
     Tele-Account).
     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON  UNUSUAL  CIRCUMSTANCES
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
-    Traditional IRAs and Roth IRAs--call Client Services.
- SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

20

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 1110                  455 Devon Park Drive
Valley Forge, PA 19482-1110    Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 2900                  455 Devon Park Drive
Valley Forge, PA 19482-2900    Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders, and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt the Fund's operation or performance.
     If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of three ways: check, exchange to another Vanguard fund, or Fund Express redemption.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS
Normally,  Vanguard  will  mail  your  check  within  two  business  days  of  a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FUND EXPRESS REDEMPTIONS
Vanguard will electronically transfer funds to your pre-linked checking or savings account.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
-    The Fund name and account number.
-    The amount of the transaction (in dollars or shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-    Signature  guarantees (if required).*
-    Any supporting legal documentation that may be required.
-    Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.
-    Your round trips through the Fund must be at least 30 days apart.
-    The Fund may refuse a share purchase at any time, for any reason.
- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

     A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
ALL TRADES ARE FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------

TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 1110                  455 Devon Park Drive
Valley Forge, PA 19482-1110    Wayne, PA 19087-1815

22

For clients of Vanguard's Institutional Division . . .

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 2900                  455 Devon Park Drive
Valley Forge, PA 19482-2900    Wayne, PA 19087-1815
--------------------------------------------------------------------------------

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOKLET]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in December and June for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOKLET]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments, which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison with such factors as revenue, earnings, book value, and dividends.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600
FOR MORE INFORMATION
If you'd like more information about
Vanguard Windsor Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORT TO
SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders. In these
reports, you will find a discussion
of the market conditions and
investment strategies that
significantly affected the Fund's
performance during the most recent
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273


INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-800-SEC-0330. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.


Fund's Investment Company Act
file number: 811-834

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P022N-02/18/2000

VANGUARD(R)
WINDSOR(TM) FUND

Participant Prospectus
February 18, 2000

This prospectus contains
financial data for the
Fund through the
fiscal year ended
October 31, 1999.

[A MEMBER OF
THE VANGUARD GROUP LOGO]

VANGUARD WINDSOR FUND
Participant Prospectus

February 18, 2000

A Growth and Income Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 FUND PROFILE                           10 DIVIDENDS, CAPITAL GAINS, AND TAXES

 3 ADDITIONAL INFORMATION                 11 SHARE PRICE

 3 A WORD ABOUT RISK                      11 FINANCIAL HIGHLIGHTS

 3 WHO SHOULD INVEST                      13 INVESTING WITH VANGUARD

 4 PRIMARY INVESTMENT STRATEGIES          14 ACCESSING FUND INFORMATION BY
                                             COMPUTER
 8 THE FUND AND VANGUARD
                                          GLOSSARY (inside back cover)
 9 INVESTMENT ADVISERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT NOTE
This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Windsor Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital. As a secondary objective, the Fund seeks to provide some dividend income.

INVESTMENT STRATEGIES
The Fund invests primarily in large- and medium-size companies whose stocks are considered by the Fund's adviser to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

            ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
                              1990         -15.50%
                              1991          28.55%
                              1992          16.50%
                              1993          19.37%
                              1994          -0.15%
                              1995          30.15%
                              1996          26.36%
                              1997          21.97%
                              1998           0.81%
                              1999          11.57%
            ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 18.25% (quarter ended March 31, 1991) and the lowest return for a quarter was -20.34% (quarter ended September 30, 1990).

2

      --------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
      --------------------------------------------------------------------
                                        1 YEAR      5 YEARS      10 YEARS
      --------------------------------------------------------------------
      Vanguard Windsor Fund             11.57%       17.67%       13.03%
      Standard & Poor's 500 Index       21.04        28.56        18.21
      --------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1999.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:              None
      Sales Charge (Load) Imposed on Reinvested Dividends:   None
      Redemption Fee:                                        None
      Exchange Fee:                                          None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the
      Fund's assets)
      Management Expenses:                                  0.26%
      12b-1 Distribution Fee:                                None
      Other Expenses:                                       0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                0.28%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

            ----------------------------------------------------
               1 YEAR      3 YEARS     5 YEARS      10 YEARS
            ----------------------------------------------------
                 $29         $90        $157          $356
            ----------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Windsor Fund's expense ratio in fiscal year 1999 was 0.28%, or $2.80 per $1,000 of average net assets. The average multi-cap value mutual fund had expenses in 1999 of 1.38%, or $13.80 per $1,000 of average net assets (derived from data provided as of December 31, 1999 by Lipper Inc., which reports on the mutual fund industry). Management expenses, which comprise one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               NET ASSETS AS OF OCTOBER 31, 1999
Dividends are distributed semiannually    $16.8 billion
in June and December; capital gains, if
any, are distributed in December          NEWSPAPER ABBREVIATION
                                          Wndsr
INVESTMENT ADVISERS
- Wellington Management Company, LLP,     VANGUARD FUND NUMBER
  Boston, Mass., since inception          022
- Sanford C. Bernstein & Co., Inc., New
  York, N.Y., since June 1, 1999          CUSIP NUMBER
- The Vanguard Group, Valley Forge, Pa.   922018106

INCEPTION DATE                            TICKER SYMBOL
October 23, 1958                          VWNDX
--------------------------------------------------------------------------------

================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Windsor Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Windsor Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You are seeking a value-oriented investment that seeks to provide long-term growth as well as some dividend income.
- You wish to add a value-oriented growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
- You are seeking growth of capital and income over the long term--at least five years.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

4

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment advisers use in pursuit of the Fund's objectives of long-term growth of capital and some dividend income. It also explains how the advisers implement these strategies. In
addition,   this  section  discusses  several  important   risks--market   risk,
investment style risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

MARKET EXPOSURE
The Fund is a value fund. Its primary strategy is to invest in large- and mid-capitalization common stocks that have favorable prospects for growth of earnings and dividend income, but whose prices do not reflect this potential for positive returns. The Fund may also invest in securities that are convertible to common stocks.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK,  WHICH IS THE POSSIBILITY  THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

      --------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1999)
                            1 YEAR    5 YEARS    10 YEARS    20 YEARS
      --------------------------------------------------------------------
      Best                   54.2%     28.6%       19.9%       17.9%
      Worst                 -43.1     -12.4        -0.9         3.1
      Average                13.2      11.0        11.1        11.1
      --------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928

6

through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE  POSSIBILITY
     THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.
--------------------------------------------------------------------------------

SECURITY SELECTION
Vanguard Windsor Fund employs two primary investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for a specific percentage of the Fund's assets.
     These investment advisers employ active investment methods, which means that securities are bought and sold according to the advisers' evaluations about companies and their financial prospects, and about the stock market and the economy in general. Each adviser will sell a security when it is no longer as attractive as alternative investments.
     While each adviser uses a different process to select securities, both are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.
     Wellington Management Company, LLP (Wellington Management) managed about 75% of the Fund's assets as of October 31, 1999. A stock's value is the key element in Wellington Management's selection process. Wellington Management considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. To be a candidate for purchase, a stock must have strong prospects for capital appreciation, but be trading at a price/earnings (P/E) ratio that is lower than what is expected of a stock with such potential.
     Sanford C. Bernstein & Co., Inc. (Bernstein), which managed about 24% of the Fund's assets as of October 31, 1999, also uses traditional methods of stock selection--research and analysis--to identify undervalued stocks. In addition, Bernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.
     The Vanguard Group (Vanguard) typically will manage any Fund assets held in cash reserves and may invest in stock index futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" for more details on the Fund's policy on futures.

     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE  POSSIBILITY  THAT THE
     ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 46%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of October 31, 1999, the average turnover rate for all domestic stock funds was approximately 87%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in undervalued common stocks, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.
     The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

8

     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $530 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund employs two primary investment advisers for the bulk of its assets and uses Vanguard's Core Management Group to manage its cash reserves. Each adviser manages the Fund subject to the control of the Trustees and officers of the Fund.

WELLINGTON MANAGEMENT COMPANY, LLP
     Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, served as the Fund's sole investment adviser from the Fund's inception in 1958 until June of 1999.
     Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Wellington Management's advisory fee is increased or decreased, based on the cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared with the cumulative total return of the Standard and Poor's 500 Index over the same period.

SANFORD C. BERNSTEIN & CO., INC.
     Sanford C. Bernstein & Co., Inc. (Bernstein), 767 Fifth Avenue, New York, NY 10153, was added as an investment adviser to the Fund in June of 1999. Like Wellington Management, Bernstein's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Bernstein's advisory fee is increased or decreased, based on the cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared with the cumulative total return of the Russell 1000 Value Index over the same period.

THE VANGUARD GROUP
     The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1974, is a wholly owned subsidiary of the Vanguard funds. As of October 31, 1999, Vanguard served as adviser for about $345.6 billion in assets. The Fund receives advisory services from Vanguard on an at-cost basis.

     For the fiscal year ended October 31, 1999, the aggregate amount of investment advisory fees paid by the Fund represented an effective annual rate of 0.12% of the Fund's average net assets before a decrease of 0.08% based on performance.
     The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's

10

sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

Wellington Management Company, LLP (Wellington Management) is an investment advisory firm founded in 1928. As of October 31, 1999, Wellington Management managed more than $224 billion in assets. The manager responsible for overseeing Wellington Management's portion of the Fund is:

CHARLES T. FREEMAN, Senior Vice President and Partner of Wellington Management; has worked in investment management since 1967; with Wellington Management since 1969; B.S., M.B.A., University of Pennsylvania. Mr. Freeman was appointed Fund Manager in January 1996, following the retirement of John B. Neff, who had managed the Fund since 1964. Mr. Freeman had been Assistant Fund Manager since 1974.

Sanford C. Bernstein & Co., Inc. (Bernstein) is an investment advisory firm founded in 1967. As of October 31, 1999, Bernstein managed about $85.6 billion in assets. Two managers are responsible for overseeing Bernstein's portion of the Fund. MARILYN G. FEDAK, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Bernstein since 1993; has worked in investment management since 1972; has managed portfolio investments since 1976; joined Bernstein in 1984; B.A., Smith College; M.B.A., Harvard Business School. STEVEN PISARKIEWICZ, with Bernstein since 1989; Senior Portfolio Manager since 1997; B.S., University of Missouri; M.B.A., University of California at Berkeley.

The manager responsible for Vanguard's portion of the Fund is GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Core Management Group; has worked in investment management since 1985; primary responsibility for Vanguard's stock indexing policy and strategy since joining the company in 1987; A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                      TOTAL ASSETS - LIABILITIES
NET ASSET VALUE =  -------------------------------
                     NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSR.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

12


----------------------------------------------------------------------------------------------
                                               VANGUARD WINDSOR FUND
                                               YEAR ENDED OCTOBER 31,
                        ----------------------------------------------------------------------
                           1999          1998          1997          1996          1995
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR       $16.34        $19.55        $16.99        $15.55        $14.55
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income      .27           .23           .36           .43           .44
 Net Realized and
  Unrealized Gain
  (Loss) on Investments    1.77          (.32)         3.94          2.85          1.86
                        ----------------------------------------------------------------------
   Total from Investment
    Operations             2.04          (.09)         4.30          3.28          2.30
                        ----------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income        (.24)         (.24)         (.41)         (.46)         (.44)
 Distributions from
  Realized Capital Gains  (1.23)        (2.88)        (1.33)        (1.38)         (.86)
                        ----------------------------------------------------------------------
   Total Distributions    (1.47)        (3.12)        (1.74)        (1.84)        (1.30)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                 $16.91        $16.34        $19.55        $16.99        $15.55
==============================================================================================

TOTAL RETURN             13.74%        -0.78%        27.04%        23.16%        17.80%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $16,824       $18,355       $20,678       $15,841       $13,008
 Ratio of Total
  Expenses to Average
  Net Assets              0.28%         0.27%         0.27%         0.31%         0.45%
 Ratio of Net
  Investment Income to
  Average Net Assets      1.56%         1.31%         1.89%         2.75%         3.01%
 Turnover Rate              56%           48%           61%           34%           32%
==============================================================================================


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $16.34 per share. During the year, the Fund earned $0.27 per share from investment income (interest and dividends) and $1.77 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.47 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($2.04 per share) minus the distributions ($1.47 per share) resulted in a share price of $16.91 at the end of the year. This was an increase of $0.57 per share (from $16.34 at the beginning of the year to $16.91 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 13.74% for the year.

As of October 31, 1999, the Fund had $16.8 billion in net assets. For the year, its expense ratio was 0.28% ($2.80 per $1,000 of net assets); and net investment income amounted to 1.56% of its average net assets. It sold and replaced securities valued at 56% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on a Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

14

ACCESSING FUND INFORMATION BY COMPUTER

--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and
easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

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

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments, which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison with such factors as revenue, earnings, book value, and dividends.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Institutional Division
                                                     Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard Windsor Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORT TO
SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders. In these
reports, you will find a discussion
of the market conditions and
investment strategies that
significantly affected the Fund's
performance during the most recent
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)

You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-800-SEC-0330. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.


Fund's Investment Company Act
file number: 811-834

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I022N-02/18/2000

VANGUARD(R)
WINDSOR II(TM) FUND

Prospectus
February 18, 2000

This  prospectus  contains
financial  data for the
Fund through the
fiscal year ended
October 31, 1999.

[A MEMBER OF
THE VANGUARD GROUP LOGO]

VANGUARD WINDSOR II FUND
Prospectus

February 18, 2000

A Growth and Income Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1  FUND PROFILE                         12  FINANCIAL HIGHLIGHTS

3  ADDITIONAL INFORMATION               14  INVESTING WITH VANGUARD

3  A WORD ABOUT RISK                         14  SERVICES AND ACCOUNT FEATURES

3  WHO SHOULD INVEST                         15  TYPES OF ACCOUNTS

4  PRIMARY INVESTMENT STRATEGIES             16  BUYING SHARES

8  THE FUND AND VANGUARD                     18  REDEEMING SHARES

9  INVESTMENT ADVISER                        21  TRANSFERRING REGISTRATION

10 DIVIDENDS, CAPITAL GAINS, AND TAXES       22  FUND AND ACCOUNT UPDATES

12  SHARE PRICE                         GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This  prospectus  explains the  objective,  risks,  and  strategies  of Vanguard
Windsor II Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
-------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Windsor II Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital. As a secondary objective, the Fund seeks to provide some dividend income.

INVESTMENT STRATEGIES
The Fund invests primarily in large and medium-size companies whose stocks are considered by the Fund's advisers to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                          1990                -9.98%
                          1991                28.70%
                          1992                11.99%
                          1993                13.60%
                          1994                -1.16%
                          1995                38.83%
                          1996                24.18%
                          1997                32.37%
                          1998                16.36%
                          1999                -5.81%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 17.90% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.05% (quarter ended September 30, 1990).

2

      --------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
                                   1 YEAR         5 YEARS        10 YEARS
      --------------------------------------------------------------------
      Vanguard Windsor II Fund      -5.81%          20.13%         13.80%
      Standard & Poor's 500 Index   21.04           28.56          18.21
      --------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1999.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:              None
      Sales Charge (Load) Imposed on Reinvested Dividends:   None
      Redemption Fee:                                        None
      Exchange Fee:                                          None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the
      Fund's assets)
      Management Expenses:                                   0.35%
      12b-1 Distribution Fee:                                None
      Other Expenses:                                        0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                 0.37%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

              -------------------------------------------------
                1 YEAR      3 YEARS    5 YEARS      10 YEARS
              -------------------------------------------------
                  $38         $119       $208         $468
              -------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Windsor II Fund's expense ratio in fiscal year 1999 was 0.37%, or $3.70 per $1,000 of average net assets. The average large-cap value mutual fund had expenses in 1999 of 1.26%, or $12.60 per $1,000 of average net assets (derived from data provided as of December 31, 1999 by Lipper Inc., which reports on the mutual fund industry). Management expenses, which comprise one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       NET ASSETS AS OF OCTOBER 31, 1999
Dividends are distributed         $30.5 billion
semiannually in June and
December; capital gains, if any,  SUITABLE FOR IRAS
are distributed in December       Yes

INVESTMENT ADVISERS               MINIMUM INITIAL INVESTMENT
Vanguard Windsor II Fund          $3,000; $1,000 for IRAs and custodial accounts
uses four advisers:               for minors
-Barrow, Hanley, Mewhinney
 & Strauss, Inc., Dallas,         NEWSPAPER ABBREVIATION
 Tex., since 1985                 WndsrII
-Equinox Capital Management LLC,
 New York, N.Y., since 1991       VANGUARD FUND NUMBER
-Tukman Capital Management, Inc., 073
 Larkspur, Calif. since 1991
 Mass., since 2000                CUSIP NUMBER
-The Vanguard Group, Valley       922018205
 Forge, Pa., since 1991
                                  TICKER SYMBOL
INCEPTION DATE                    VWNFX
June 24, 1985
--------------------------------------------------------------------------------

================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Windsor II Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Windsor II Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You wish to add a value-oriented growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
- You are seeking growth of capital over the long term--at least five years--as well as some dividend income.

4

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            COSTS AND MARKET-TIMING

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit to the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment advisers use in pursuit of the Fund's objectives of long-term growth of capital and some dividend income. It also explains how the advisers implement these strategies. In
addition,   this  section  discusses  several  important   risks--market   risk,
investment style risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

MARKET EXPOSURE
The Fund is a value fund. It employs four investment advisers to carry out its primary strategy of investing in a broadly diversified group of large- and mid-capitalization companies that have favorable prospects for growth of earnings and dividend income but whose prices do not reflect these prospects.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK,  WHICH IS THE POSSIBILITY  THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

               ----------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1999)
                           1 YEAR    5 YEARS   10 YEARS  20 YEARS
               ----------------------------------------------------
               Best         54.2%     28.6%      19.9%     17.9%
               Worst       -43.1     -12.4       -0.9       3.1
               Average      13.2      11.0       11.1      11.1
               ----------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928

6

through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE  POSSIBILITY
     THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
Vanguard Windsor II Fund employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for a specific percentage of the Fund's assets.
     These investment advisers employ active investment methods, which means that securities are bought and sold according to the advisers' evaluations about companies and their financial prospects, and about the stock market and the economy in general. Each adviser will sell a security when it is no longer as attractive as an alternative investment.
     While each adviser uses a different process to select securities, all four are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.
     Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), which managed about 64% of the Fund's assets as of October 31, 1999, uses traditional methods of stock selection--research and analysis--to identify undervalued securities. A security will be sold when, in Barrow Hanley's opinion, its share price accurately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of Barrow Hanley's portfolio is devoted to a single industry.
     Tukman Capital Management, Inc. (Tukman), which managed about 12% of the Fund's assets as of October 31, 1999, also uses traditional research methods to select undervalued securities. Tukman typically buys stocks of financially sound companies in growing business sectors and holds them for three to five years, on average.
     Equinox Capital Management LLC (Equinox), which managed about 14% of the Fund's assets as of October 31, 1999, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like Barrow Hanley, it avoids large concentrations in a single industry.
     The Vanguard Group (Vanguard), which managed about 6% of the Fund's assets as of October 31, 1999, selects stocks from a "universe" of about 550 companies. Vanguard, using quantitative models, evaluates the stocks using several fundamental factors, such as a stock's price in relation to its projected growth rate. The stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of large- and mid-cap value stocks.
     Vanguard is responsible for the balance of the Fund's assets as cash reserves (about 4% as of October 31, 1999). Vanguard invests in stock index features so that the cash reserve portion of the Fund's portfolio may achieve performance similar to that of common stocks. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" for more details on the Fund's policy on futures.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE  POSSIBILITY  THAT THE
     ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 30%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of October 31, 1999, the average turnover rate for all domestic stock funds was approximately 87%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of value companies, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.
     The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

8

The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $530 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages a portion of the Fund's assets subject to the control of the Trustees and officers of the Fund.

BARROW, HANLEY, MEWHINNEY, & STRAUSS, INC.
     Barrow, Hanley, Mewhinney, & Strauss, Inc.(Barrow Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, is an investment advisory firm founded in 1979. Barrow Hanley is owned by United Asset Management, 1 International Place, Boston, MA 02110. Barrow Hanley currently manages more than $35 billion in stock and bond portfolios.
     Barrow Hanley's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Barrow Hanley's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared with the cumulative return of the Standard & Poor's 500/BARRA Value Index, a benchmark of stocks from the S&P 500 Index with lower than average price/book ratios. Under the fee schedule, Barrow Hanley's basic fee may be increased or decreased by as much as 25%.

EQUINOX CAPITAL MANAGEMENT LLC
     Equinox Capital Management LLC (Equinox), 590 Madison Avenue, 41st Floor, New York, NY 10022, is an investment advisory firm founded in 1989. It currently manages more than $13 billion in assets.
     Equinox's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Equinox's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared to that of the Russell 1000 Value Index. Under the fee schedule, Equinox's basic fee may be increased or decreased by as much as 50%.

TUKMAN CAPITAL MANAGEMENT, INC.
     Tukman Capital Management, Inc.(Tukman), 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939, is an investment advisory firm founded in 1980. It currently manages more than $3.7 billion in assets.
     Tukman's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Tukman's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared to that of the S&P 500 Index. Under the fee schedule, Tukman's basic fee may be increased or decreased by as much as 50%.

THE VANGUARD GROUP
     The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1974, is a wholly owned subsidiary of the Vanguard funds. As of October 31, 1999, Vanguard served as adviser for about $345.6 billion in assets. The Fund receives advisory services from Vanguard on an at-cost basis.

     For the fiscal year ended October 31, 1999, the aggregate amount of investment advisory fees paid by the Fund represented an effective annual rate of 0.12% of the Fund's average net assets before a decrease of 0.01% based on performance.

10

     The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISERS

The manager responsible for Barrow Hanley's portion of Vanguard Windsor II Fund since 1985 is JAMES P. BARROW, Partner of Barrow Hanley; has worked in investment management since 1963; with Barrow Hanley since 1979; B.S. University of South Carolina.

The manager  responsible for Equinox's  portion of the Fund since 1991 is RONALD
J. ULRICH, President, Director, and founder of Equinox; has worked in investment management since 1973; B.S. Lehigh University; M.B.A., New York University.

The managers responsible for Tukman's portion of the Fund are MELVIN TUKMAN, President, Director, and founder of Tukman; has worked in investment management since 1971; A.B., Hunter College; M.B.A., Harvard Business School; and DANIEL L. GROSSMAN, Vice President and Portfolio Manager of Tukman; has worked in investment management since 1978; M.B.A., Stanford University.

The manager responsible for Vanguard's portion of the Fund is GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Core Management Group; has worked in investment management since 1985; primary responsibility for Vanguard's stock indexing policy and strategy since joining the company in 1987; A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- State and local income taxes may apply to any dividend or capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not provide us with your correct taxpayer identification number and certify that it is correct. Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

12

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

       NET ASSET VALUE = TOTAL ASSETS - LIABILITIES
                         -------------------------------
                          NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSRII.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

------------------------------------------------------------------------------------------------------
                                                       VANGUARD WINDSOR II FUND
                                                         YEAR ENDED OCTOBER 31,
                                      ----------------------------------------------------------------
                                         1999           1998          1997          1996         1995
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,BEGINNING OF YEAR      $31.07         $29.36        $24.04        $20.06        $17.33
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                    .64            .65           .64           .62           .58
 Net Realized and Unrealized Gain (Loss)
   on Investments                         .73           3.91          6.47          4.63          3.17
                                      ----------------------------------------------------------------
   Total from Investment Operations      1.37           4.56          7.11          5.25          3.75
                                      ----------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income    (.74)          (.66)         (.63)         (.58)         (.55)
 Distributions from Realized Capital
   Gains                                (2.67)         (2.19)        (1.16)         (.69)         (.47)
                                      ----------------------------------------------------------------
   Total Distributions                  (3.41)         (2.85)        (1.79)        (1.27)        (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $29.03         $31.07        $29.36        $24.04        $20.06
======================================================================================================
TOTAL RETURN                             4.57%         16.51%        31.27%        27.17%        23.08%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)   $30,541        $29,639       $22,568       $14,758       $10,272
 Ratio of Total Expenses to Average
   Net Assets                            0.37%          0.41%         0.37%         0.39%         0.40%
 Ratio of Net Investment Income to
   Average Net Assets                    2.08%          2.16%         2.49%         2.92%         3.27%
 Turnover Rate                             26%            31%           30%           32%           30%
======================================================================================================

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $31.07 per share. During the year, the Fund earned $0.64 per share from investment income (interest and dividends) and $0.73 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $3.41 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($1.37 per share) minus the distributions ($3.41 per share) resulted in a share price of $29.03 at the end of the year. This was a decrease of $2.04 per share (from $31.07 at the beginning of the year to $29.03 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 4.57% for the year.

As of October 31, 1999, the Fund had $30.5 billion in net assets. For the year, its expense ratio was 0.37% ($3.70 per $1,000 of net assets); and net investment income amounted to 2.08% of its average net assets. It sold and replaced securities valued at 26% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's (R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

14

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOKLET]. Please call us to request copies.
--------------------------------------------------------------------------------

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD (R) DIRECT DEPOSIT SERVICE [BOOKLET]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD (R) AUTOMATIC EXCHANGE SERVICE [BOOKLET]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS (R) [BOOKLET]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS (TM) [BOOKLET]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD)[BOOKLET]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.
--------------------------------------------------------------------------------
ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:
-    Open a new account.*
-    Buy, sell, or exchange shares of most funds.
-    Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOKLET]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOKLET]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOKLET]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

16

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement fund account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance at that time is below $2,500. The low balance fee is waived for investors who have aggregate Vanguard account assets of $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO . . .[ENVELOPE]
open a new account
Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.

Make your check payable to: The Vanguard Group-73
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 1110                 455 Devon Park Drive
Valley Forge, PA 19482-1110   Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 2900                 455 Devon Park Drive
Valley Forge, PA 19482-2900   Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . .[TELEPHONE]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.)

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.

Vanguard Tele-Account     Client Services
1-800-662-6273            1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have initiated a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE]
Call Client Services to arrange your wire transaction. Wire transactions to retirement accounts are only available for asset transfers and rollovers from other financial institutions. Individual IRA contributions will not be accepted by wire.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Windsor II Fund-73
[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES
It is important that you call Vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders, and so we reserve the right to refuse any purchase that may disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

18

REDEEMING SHARES

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
-    Vanguard sends the redemption proceeds to you or a designated third party.*
-    You can sell all or part of your Fund shares at any time.

*May require a signature guarantee; see footnote on page 21.

When Exchanging Shares:
- The redemption proceeds are used to purchase shares of a different Vanguard fund.
-    You must meet the receiving fund's minimum investment requirements.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.
- In order to exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
NOTE: Once a redemption is initiated and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
     The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER]
ACCESS VANGUARD at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can  exchange--but  not  sell--shares  by  calling  Tele-Account  or  Client
Services.

Vanguard Tele-Account     Client Services
1-800-662-6273            1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
-    The ten-digit account number.
-    The name and address exactly as registered on the account.
- The primary Social Security or employer identification number as registered on the account.
-    The  Personal   Identification   Number,   if  applicable   (for  instance,
     Tele-Account).
     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON  UNUSUAL  CIRCUMSTANCES
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
-    Traditional IRAs and Roth IRAs--call Client Services.
- SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

20

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 1110                 455 Devon Park Drive
Valley Forge, PA 19482-1110   Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 2900                 455 Devon Park Drive
Valley Forge, PA 19482-2900   Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders, and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt the Fund's operation or performance.
     If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of three ways: check, exchange to another Vanguard fund, or Fund Express redemption.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS
Normally,  Vanguard  will  mail  your  check  within  two  business  days  of  a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FUND EXPRESS REDEMPTIONS
Vanguard will electronically transfer funds to your pre-linked checking or savings account.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
-    The Fund name and account number.
-    The amount of the transaction (in dollars or shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-    Signature  guarantees (if required).*
-    Any supporting legal documentation that may be required.
-    Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.
-    Your round trips through the Fund must be at least 30 days apart.
-    The Fund may refuse a share purchase at any time, for any reason.
- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

     A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
ALL TRADES ARE FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------

TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 1110                 455 Devon Park Drive
Valley Forge, PA 19482-1110   Wayne, PA 19087-1815

22

For clients of Vanguard's Institutional Division . . .

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 2900                 455 Devon Park Drive
Valley Forge, PA 19482-2900   Wayne, PA 19087-1815
--------------------------------------------------------------------------------

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOKLET]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in December and June for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOKLET]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison with such factors as revenue, earnings, book value, and dividends.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard Windsor II Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORT
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders. In these
reports, you will find a discussion
of the market conditions and
investment strategies that
significantly affected the Fund's
performance during the most recent
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273


INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-800-SEC-0330. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov), or you can receive
copies of this  information, for a fee,
by writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.


Fund's Investment Company Act
file number: 811-834

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation,
Distributor.

P073N-02/18/2000

VANGUARD(R)
WINDSOR II (TM) FUND

Participant Prospectus
February 18, 2000

This prospectus contains
financial data for the
Fund through the
fiscal year ended
October 31, 1999.

[A MEMBER OF
THE VANGUARD GROUP LOGO]

VANGUARD WINDSOR II FUND
Participant Prospectus

February 18, 2000

A Growth and Income Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1  FUND PROFILE                         10 DIVIDENDS, CAPITAL GAINS, AND TAXES

3  ADDITIONAL INFORMATION               11 SHARE PRICE

3  A WORD ABOUT RISK                    11 FINANCIAL HIGHLIGHTS

3  WHO SHOULD INVEST                    13 INVESTING WITH VANGUARD

4  PRIMARY INVESTMENT STRATEGIES        14 ACCESSING FUND INFORMATION BY
                                           COMPUTER
8  THE FUND AND VANGUARD
                                        GLOSSARY (inside back cover)
8  INVESTMENT ADVISER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This  prospectus  explains the  objective,  risks,  and  strategies  of Vanguard
Windsor II Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT NOTE
This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Windsor II Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital. As a secondary objective, the Fund seeks to provide some dividend income.

INVESTMENT STRATEGIES
The Fund invests primarily in large and medium-size companies whose stocks are considered by the Fund's advisers to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                          1990                -9.98%
                          1991                28.70%
                          1992                11.99%
                          1993                13.60%
                          1994                -1.16%
                          1995                38.83%
                          1996                24.18%
                          1997                32.37%
                          1998                16.36%
                          1999                -5.81%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 17.90% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.05% (quarter ended September 30, 1990).

2

      --------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
                                   1 YEAR         5 YEARS        10 YEARS
      --------------------------------------------------------------------
      Vanguard Windsor II Fund      -5.81%          20.13%         13.80%
      Standard & Poor's 500 Index   21.04           28.56          18.21
      --------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1999.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:              None
      Sales Charge (Load) Imposed on Reinvested Dividends:   None
      Redemption Fee:                                        None
      Exchange Fee:                                          None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the
      Fund's assets)
      Management Expenses:                                   0.35%
      12b-1 Distribution Fee:                                None
      Other Expenses:                                        0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                 0.37%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

              -------------------------------------------------
                1 YEAR      3 YEARS    5 YEARS      10 YEARS
              -------------------------------------------------
                  $38         $119       $208         $468
              -------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Windsor II Fund's expense ratio in fiscal year 1999 was 0.37%, or $3.70 per $1,000 of average net assets. The average large-cap value mutual fund had expenses in 1999 of 1.26%, or $12.60 per $1,000 of average net assets (derived from data provided as of December 31, 1999 by Lipper Inc., which reports on the mutual fund industry). Management expenses, which comprise one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS         INCEPTION DATE
Dividends are distributed           June 24, 1985
semiannually in June and
December; capital gains, if any,    NET ASSETS AS OF OCTOBER 31, 1999
are distributed in December         $30.5 billion

INVESTMENT ADVISERS                 NEWSPAPER ABBREVIATION
Vanguard Windsor II Fund            WndsrII
uses four advisers:
-Barrow, Hanley, Mewhinney          VANGUARD FUND NUMBER
 & Strauss, Inc., Dallas,           073
 Tex., since 1985
-Equinox Capital Management LLC,    CUSIP NUMBER
 New York, N.Y., since 1991         922018205
-Tukman Capital Management, Inc.,
 Larkspur, Calif. since 1991        TICKER SYMBOL
 Mass., since 2000                  VWNFX
-The Vanguard Group, Valley
 Forge, Pa., since 1991
--------------------------------------------------------------------------------

================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Windsor II Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Windsor II Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You wish to add a value-oriented growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
- You are seeking growth of capital over the long term--at least five years--as well as some dividend income.

4

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            COSTS AND MARKET-TIMING

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit to the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment advisers use in pursuit of the Fund's objectives of long-term growth of capital and some dividend income. It also explains how the advisers implement these strategies. In
addition,   this  section  discusses  several  important   risks--market   risk,
investment style risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

MARKET EXPOSURE
The Fund is a value fund. It employs four investment advisers to carry out its primary strategy of investing in a broadly diversified group of large- and mid-capitalization companies that have favorable prospects for growth of earnings and dividend income but whose prices do not reflect these prospects.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK,  WHICH IS THE POSSIBILITY  THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

               ----------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1999)
                           1 YEAR    5 YEARS   10 YEARS  20 YEARS
               ----------------------------------------------------
               Best         54.2%     28.6%      19.9%     17.9%
               Worst       -43.1     -12.4       -0.9       3.1
               Average      13.2      11.0       11.1      11.1
               ----------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928

6

through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE  POSSIBILITY
     THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
Vanguard Windsor II Fund employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for a specific percentage of the Fund's assets.
     These investment advisers employ active investment methods, which means that securities are bought and sold according to the advisers' evaluations about companies and their financial prospects, and about the stock market and the economy in general. Each adviser will sell a security when it is no longer as attractive as an alternative investment.
     While each adviser uses a different process to select securities, all four are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.
     Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), which managed about 64% of the Fund's assets as of October 31, 1999, uses traditional methods of stock selection--research and analysis--to identify undervalued securities. A security will be sold when, in Barrow Hanley's opinion, its share price accurately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of Barrow Hanley's portfolio is devoted to a single industry.
     Tukman Capital Management, Inc. (Tukman), which managed about 12% of the Fund's assets as of October 31, 1999, also uses traditional research methods to select undervalued securities. Tukman typically buys stocks of financially sound companies in growing business sectors and holds them for three to five years, on average.
     Equinox Capital Management LLC (Equinox), which managed about 14% of the Fund's assets as of October 31, 1999, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like Barrow Hanley, it avoids large concentrations in a single industry.
     The Vanguard Group (Vanguard), which managed about 6% of the Fund's assets as of October 31, 1999, selects stocks from a "universe" of about 550 companies. Vanguard, using quantitative models, evaluates the stocks using several fundamental factors, such as a stock's price in relation to its projected growth rate. The stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of large- and mid-cap value stocks.
     Vanguard is responsible for the balance of the Fund's assets as cash reserves (about 4% as of October 31, 1999). Vanguard invests in stock index features so that the cash reserve portion of the Fund's portfolio may achieve performance similar to that of common stocks. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" for more details on the Fund's policy on futures.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE  POSSIBILITY  THAT THE
     ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 30%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of October 31, 1999, the average turnover rate for all domestic stock funds was approximately 87%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of value companies, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.
     The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

8

     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $530 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages a portion of the Fund's assets subject to the control of the Trustees and officers of the Fund.

BARROW, HANLEY, MEWHINNEY, & STRAUSS, INC.
     Barrow, Hanley, Mewhinney, & Strauss, Inc.(Barrow Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, is an investment advisory firm founded in 1979. Barrow Hanley is owned by United Asset Management, 1 International Place, Boston, MA 02110. Barrow Hanley currently manages more than $35 billion in stock and bond portfolios.
     Barrow Hanley's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Barrow Hanley's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared with the cumulative return of the Standard & Poor's 500/BARRA Value Index, a benchmark of stocks from the S&P 500 Index with lower than average price/book ratios. Under the fee schedule, Barrow Hanley's basic fee may be increased or decreased by as much as 25%.

EQUINOX CAPITAL MANAGEMENT LLC
     Equinox Capital Management LLC (Equinox), 590 Madison Avenue, 41st Floor, New York, NY 10022, is an investment advisory firm founded in 1989. It currently manages more than $13 billion in assets.
     Equinox's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Equinox's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared to that of the Russell 1000 Value Index. Under the fee schedule, Equinox's basic fee may be increased or decreased by as much as 50%.

TUKMAN CAPITAL MANAGEMENT, INC.
     Tukman Capital Management, Inc.(Tukman), 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939, is an investment advisory firm founded in 1980. It currently manages more than $3.7 billion in assets.
     Tukman's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Tukman's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared to that of the S&P 500 Index. Under the fee schedule, Tukman's basic fee may be increased or decreased by as much as 50%.

THE VANGUARD GROUP
     The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1974, is a wholly owned subsidiary of the Vanguard funds. As of October 31, 1999, Vanguard served as adviser for about $345.6 billion in assets. The Fund receives advisory services from Vanguard on an at-cost basis.

     For the fiscal year ended October 31, 1999, the aggregate amount of investment advisory fees paid by the Fund represented an effective annual rate of 0.12% of the Fund's average net assets before a decrease of 0.01% based on performance.
     The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then the advisers are authorized to

10

choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISERS

The manager responsible for Barrow Hanley's portion of Vanguard Windsor II Fund since 1985 is JAMES P. BARROW, Partner of Barrow Hanley; has worked in investment management since 1963; with Barrow Hanley since 1979; B.S. University of South Carolina.

The manager  responsible for Equinox's  portion of the Fund since 1991 is RONALD
J. ULRICH, President, Director, and founder of Equinox; has worked in investment management since 1973; B.S. Lehigh University; M.B.A., New York University.

The managers responsible for Tukman's portion of the Fund are MELVIN TUKMAN, President, Director, and founder of Tukman; has worked in investment management since 1971; A.B., Hunter College; M.B.A., Harvard Business School; and DANIEL L. GROSSMAN, Vice President and Portfolio Manager of Tukman; has worked in investment management since 1978; M.B.A., Stanford University.

The manager responsible for Vanguard's portion of the Fund is GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Core Management Group; has worked in investment management since 1985; primary responsibility for Vanguard's stock indexing policy and strategy since joining the company in 1987; A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

          NET ASSET VALUE = TOTAL ASSETS - LIABILITIES
                         -------------------------------
                          NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSRII.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

12

------------------------------------------------------------------------------------------------------
                                                       VANGUARD WINDSOR II FUND
                                                         YEAR ENDED OCTOBER 31,
                                      ----------------------------------------------------------------
                                         1999           1998          1997          1996         1995
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,BEGINNING OF YEAR      $31.07         $29.36        $24.04        $20.06        $17.33
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                    .64            .65           .64           .62           .58
 Net Realized and Unrealized Gain (Loss)
   on Investments                         .73           3.91          6.47          4.63          3.17
                                      ----------------------------------------------------------------
   Total from Investment Operations      1.37           4.56          7.11          5.25          3.75
                                      ----------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income    (.74)          (.66)         (.63)         (.58)         (.55)
 Distributions from Realized Capital
   Gains                                (2.67)         (2.19)        (1.16)         (.69)         (.47)
                                      ----------------------------------------------------------------
   Total Distributions                  (3.41)         (2.85)        (1.79)        (1.27)        (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $29.03         $31.07        $29.36        $24.04        $20.06
======================================================================================================
TOTAL RETURN                             4.57%         16.51%        31.27%        27.17%        23.08%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)   $30,541        $29,639       $22,568       $14,758       $10,272
 Ratio of Total Expenses to Average
   Net Assets                            0.37%          0.41%         0.37%         0.39%         0.40%
 Ratio of Net Investment Income to
   Average Net Assets                    2.08%          2.16%         2.49%         2.92%         3.27%
 Turnover Rate                             26%            31%           30%           32%           30%
======================================================================================================

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $31.07 per share. During the year, the Fund earned $0.64 per share from investment income (interest and dividends) and $0.73 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $3.41 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($1.37 per share) minus the distributions ($3.41 per share) resulted in a share price of $29.03 at the end of the year. This was a decrease of $2.04 per share (from $31.07 at the beginning of the year to $29.03 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 4.57% for the year.

As of October 31, 1999, the Fund had $30.5 billion in net assets. For the year, its expense ratio was 0.37% ($3.70 per $1,000 of net assets); and net investment income amounted to 2.08% of its average net assets. It sold and replaced securities valued at 26% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's (R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on a Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

14

ACCESSING FUND INFORMATION BY COMPUTER
--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and
easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison with such factors as revenue, earnings, book value, and dividends.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Institutional Division
                                                     Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard Windsor II Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORT
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders. In these
reports, you will find a discussion
of the market conditions and
investment strategies that
significantly affected the Fund's
performance during the most recent
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)

You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-800-SEC-0330. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.


Fund's Investment Company Act
file number: 811-834

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation,
Distributor.

IO73N-02/18/2000

                                     PART B

                            VANGUARD(R) WINDSOR FUNDS
                                  (THE TRUST)

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 18, 2000

This Statement is not a prospectus, but should be read in conjunction with the current Prospectuses (dated February 18, 2000) relating to the Windsor Fund or the Windsor II Fund, as appropriate. To obtain either Prospectus or the most recent Annual Report to Shareholders, which contains the Trust's financial statements as hereby incorporated by reference, please call:


                         INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                                TABLE OF CONTENTS

                                                                PAGE
                                                                ----
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
SHARE PRICE......................................................B-8
PURCHASE OF SHARES...............................................B-9
REDEMPTION OF SHARES.............................................B-9
YIELD AND TOTAL RETURN...........................................B-10
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-12
MANAGEMENT OF THE FUNDS ........................................ B-13
INVESTMENT ADVISORY SERVICES.....................................B-16
PORTFOLIO TRANSACTIONS...........................................B-24
COMPARATIVE INDEXES .............................................B-25
FINANCIAL STATEMENTS.............................................B-27

                            DESCRIPTION OF THE TRUST


ORGANIZATION

The Trust was organized as Wellington Equity Fund, a Delaware corporation, in 1958. It then merged into a Maryland corporation in 1973, and subsequently reorganized into a Pennsylvania business trust in 1985. The Trust then reorganized as a Maryland corporation later in 1985. It was reorganized again as a Delaware business trust in May 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard/Windsor Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following Funds:

                              VANGUARD WINDSOR FUND
                            VANGUARD WINDSOR II FUND
                (INDIVIDUALLY, THE FUND;COLLECTIVELY, THE FUNDS)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.


SERVICE PROVIDERS

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.


CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected funds. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds were organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or series; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Fund.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Funds.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of the Funds.

     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, a Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES

The following policies supplement the investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with domestic banks, or brokers or dealers, either for temporary defensive purposes due to market conditions, or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a domestic bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Board of Trustees will monitor the repurchase agreement transactions for each Fund generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement relating to any of the Funds.

     The use of repurchase agreements involves certain risks. For example, if the seller of the securities under an agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying securities are collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

Each Fund may lend its portfolio securities for either short or long-term periods to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure of such loans must be consistent with the 1940 Act, and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by a domestic bank or the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

VANGUARD INTERFUND LENDING PROGRAM

The Commission has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

TEMPORARY INVESTMENTS

The Funds may take temporary defensive measures that are inconsistent with the Funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

FOREIGN INVESTMENTS

As indicated in the Prospectuses, each of the Funds may invest up to 20% of its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in companies in those countries.

     Although the Funds will endeavor to achieve the most favorable execution costs in their portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Funds receive from their foreign investments.

     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stock) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

FUTURES CONTRACTS

Each Fund may enter into stock futures contracts, options, and options on futures contracts only for the purpose of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in interest rates. Each Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Funds require that all of each of the Fund's futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Funds. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the Fund's income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While each Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts and its investments in options would exceed 20% of the Fund's total assets. Assets committed to futures contracts or options will be held in a segregated account.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Fund are engaged in only for hedging purposes, the advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Either Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.

     RISK FACTORS IN OPTIONS TRANSACTIONS. When a Fund invests in an option, it purchases the right to buy (call options) or sell (put options) specified securities, at a specified price, on a specified date or within a specified period of time. In consideration of the right to buy or sell underlying securities, the Fund pays a premium, which represents the maximum amount of the Fund's potential loss on the transaction if it chooses not to exercise the option or enter into a closing transaction before the option's expiration. Of course, securities purchased pursuant to a call option may subsequently decline in value, to the Fund's detriment. Similarly, securities sold pursuant to a put option may subsequently rise in value, with the Fund missing out on these gains. In both cases, the Fund would have incurred transaction costs to exercise the option, in addition to the option premium.

     There is the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.


                                  SHARE PRICE

Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of a Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating their various benchmarking indexes. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.


                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received in Good Order, as defined in the Prospectus. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of each Fund's shares.


                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission; (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by either Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the Fund's portfolio securities.

     SIGNATURE GUARANTEES. To protect your account, the Funds and Vanguard from fraud, signature guarantees are required for certain redemptions. A signature guarantee verifies the authenticity of your signature. Examples of situations in which signature guarantees are required are: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED ACCOUNT OWNER(S) AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Funds in certain instances.

     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.


                             YIELD AND TOTAL RETURN

The yield of Vanguard Windsor Fund for the thirty-day period ended October 31, 1999 was 1.56%, and the yield for Vanguard Windsor II Fund for the same period was 2.35%.

     The average annual total returns for Vanguard Windsor Fund for the one-, five- and ten-year periods ending October 31, 1999 were 13.74%, 15.77%, and 12.46%, respectively. The average annual total returns for the one-, five- and ten-year periods for Vanguard Windsor II Fund were 4.57%, 20.15%, and 14.52%, respectively.


AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)(1/N)-1

  Where:
          T   = average annual total return
          P   = a hypothetical  initial investment of $1,000
          n   = number of years
          ERV = ending redeemable value:ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period


AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

After-tax return:


                                P (1+T)(N) = ATV

  Where:
          P   =  a hypothetical initial payment of $1,000
          T   =  average annual after-tax total return
          n   =  number of years
          ATV = after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods

Instructions.

1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.


CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1

  Where:
          C    = cumulative total return
          P    = a hypothetical  initial  investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period


SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)(6)-1]

  Where:
          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
          c =  the average daily number of shares outstanding during the period that were entitled to receive dividends
          d =  the maximum offering price per share on the last day of the period


                      FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed-income securities that are publicly distributed; by entering into repurchase agreements, provided, however, that repurchase agreements maturing in more than seven days, together with securities which do not have readily available market quotations, will not exceed 15% of the Fund's total assets; by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents a Fund from participating in The Vanguard Group (Vanguard). Because each Fund is a member of the Group, it may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Funds" for more information.


                            MANAGEMENT OF THE FUNDS

OFFICERS AND TRUSTEES

The Officers of the Funds manage its day-to-day operations and are responsible to the Funds' Board of Trustees. The Trustees set broad policies for the Funds and choose its Officers. The following is a list of the Trustees and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's Trustees and Officers own less than 1% of the outstanding shares of each Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 103 funds administered by Vanguard (102 in the case of Mr. Malkiel, and 93 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN  HEFFERNAN  HEISEN,  (DOB: 1/25/1950)  Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Select Sector SPDR Trust (Exchange-Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/ Coal/Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/ Chemicals).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/ Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.


J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products) and AmeriSource Health Corp; and Trustee of Vanderbilt University.


RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

* Officers of the Fund are "interested persons" as defined in the 1940 Act.


THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The funds' Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested in Vanguard are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1999, Vanguard Windsor Fund had contributed capital of $3,551,000 to Vanguard, representing 0.02% of the Fund's net assets and 3.5% of Vanguard's capitalization; at that time, Vanguard Windsor II Fund had contributed capital of $6,582,000 to Vanguard, representing 0.02% of the Fund's net assets and 6.6% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard and

(b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and no Fund shall incur annual distribution expenses in excess of .02 of 1% of its average month-end net assets. During the fiscal years ended October 31, 1997, 1998, and 1999, the Funds incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution and marketing expenses.


FUND                                1997            1998            1999
----                                ----            ----            ----
Vanguard Windsor Fund            $37,527,000     $44,738,000    $41,316,000
Vanguard Windsor Fund II         $40,231,000     $68,805,000    $81,702,000

     INVESTMENT ADVISORY SERVICES. An experienced investment management staff employed directly by Vanguard provides investment advisory services to the Funds, and many other Vanguard funds. These services are provided on an internalized, at-cost basis. The compensation and other expenses of this staff are paid by the funds utilizing these services.


TRUSTEE COMPENSATION

The same individuals serve as Trustees of all Vanguard funds (with two exceptions, which are noted below), and each fund pays a proportionate share of the Trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent Trustees--that is, the ones who are not also officers of the fund--in three ways:

 .    The  independent  Trustees  receive an annual fee for their  service to the funds, which is subject to reduction based on absences from scheduled Board meetings.
 .    The  independent  Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.
 .    Upon retirement,  the independent  Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds.


                             VANGUARD WINDSOR FUNDS
                               COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                            TOTAL
                                                               BENEFITS                         COMPENSATION
                                                AGGREGATE      ACCRUED AS       ESTIMATED          FROM ALL
                                              COMPENSATION   PART OF THESE       ANNUAL            VANGUARD
                                               FROM THESE        FUNDS'       BENEFITS UPON    FUNDS PAID TO
 NAMES OF TRUSTEES                               FUNDS(1)      EXPENSES(1)      RETIREMENT       TRUSTEES(2)
---------------------------------------------------------------------------------------------------------------
John C. Bogle (3). . . .                          None            None             None              None
John J. Brennan . . .                             None            None             None              None
Barbara Barnes Hauptfuhrer(4). . .                $1,616          $205           $15,000                $0
JoAnn Heffernan Heisen                            $9,696          $534           $15,000           $80,000
Bruce K. MacLaury . .                             $10,048         $905           $12,000           $75,000
Burton G. Malkiel . .                             $9,767          $883           $15,000           $80,000
Alfred M. Rankin, Jr.                             $9,696          $646           $15,000           $80,000
John C. Sawhill . . .                             $9,696          $819           $15,000           $80,000
James O. Welch, Jr. .                             $9,696          $945           $15,000           $80,000
J. Lawrence Wilson. .                             $9,696          $682           $15,000           $80,000


(1) The amounts shown in this column are based on the Funds' fiscal year ended October 31, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel; 93 in the case of Mr. MacLaury) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.
(4) Mrs. Hauptfuhrer has retired from the Funds' Board, effective December 31, 1998.


                          INVESTMENT ADVISORY SERVICES

                             VANGUARD WINDSOR FUND

The Fund employs a multi-manager approach, using two primary investment advisers for the bulk of its assets and Vanguard's Core Management Group to manage its cash reserves.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management) manages a portion of the assets of Vanguard Windsor Fund. Wellington Management discharges its responsibilities pursuant to an investment advisory agreement and is subject to the control of the Officers and Trustees of the Fund. Wellington Management is a Massachusetts limited liability partnership, and the following persons serve as managing partners of Wellington Management: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Charles T. Freeman, Senior Vice President and Partner of Wellington Management, has served as portfolio manager of the Fund since January, 1996.

     Vanguard Windsor Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard Windsor Fund's average month-end net assets managed by Wellington Management (the Wellington Management Portfolio) for the quarter:

NET ASSETS                                 ANNUAL RATE
----------                                 -----------
First $17.5 billion                            0.125%
Assets in excess of $17.5 billion of the
Wellington Management Portfolio                0.100%

     The basic fee paid to Wellington Management may be increased or decreased by applying an adjustment formula based on investment performance of the Wellington Management Portfolio. Such formula provides for an increase or decrease in the basic fee paid to Wellington Management each quarter, depending upon the Wellington Management Portfolio's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the Index) for the same period.

     The Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Wellington Management Portfolio relative to the investment performance of the Index.

     The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to Wellington Management under this investment advisory agreement.

For the first $17.5 billion of assets:

          CUMULATIVE 36-MONTH                    PERFORMANCE FEE
          PERFORMANCE VERSUS THE INDEX           ADJUSTMENT*
          ---------------------------            ------------------
          Less than -12%................         -0.67 x Basic Fee
          Between -12% and -6%..........         -0.33 x Basic Fee
          Between -6% and 6%............          0.00 x Basic Fee
          Between 6% and 12%............         +0.33 x Basic Fee
          More than 12%.................         +0.67 x Basic Fee

For assets over $17.5 billion:

          CUMULATIVE 36-MONTH                    PERFORMANCE FEE
          PERFORMANCE VERSUS THE INDEX           ADJUSTMENT*
          ----------------------------           ------------------
          Less than -12%................         -0.90 x Basic Fee
          Between -12% and -6%..........         -0.45 x Basic Fee
          Between -6% and 6%............          0.00 x Basic Fee
          Between 6% and 12%............         +0.45 x Basic Fee
          More than 12%.................         +0.90 x Basic Fee

* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period; provided, however, that certain adjustments to the Wellington Management Portfolio's average assets may be made as necessary to reflect Windsor Fund's conversion to a multi-manager structure on June 1, 1999.

     For purposes of incentive/penalty adjustments, the investment performance of the Wellington Management Portfolio for any period is expressed as a percentage of "Wellington Management Portfolio Unit Value" at the beginning of the period. This percentage is equal to the sum of: (i) the change in the "Wellington Management Portfolio Unit Value" during the period; (ii) the value of Vanguard Windsor Fund's cash distributions from the Wellington Management Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes paid or accrued during the period by Vanguard Windsor Fund for undistributed realized long-term capital gains realized from the Wellington Management Portfolio. The investment record of the S&P Index for any period is expressed as a percentage of the S&P Index level at the beginning of the period. This percentage is equal to the sum of (i) the change in the level of the S&P Index during the period, and (ii) the value, computed consistently with the S&P Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the S&P Index.

     In addition, certain adjustments to the investment performance of the Wellington Management Portfolio may be made as necessary to reflect Windsor Fund's conversion to a multi-manager structure on June 1, 1999.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Vanguard Windsor Fund incurred the following advisory fees owed to Wellington Management:

                                              1997          1998         1999
                                              ----          ----         ----
Basic Fee...................           $23,502,000   $24,971,000   $19,713,650
Increase or Decrease for Performance
Adjustment..................           (11,821,000)  (15,501,000)  (14,040,175)
                                       ------------  ------------   ------------
Total.......................           $11,681,000    $9,470,000    $5,673,475
                                       ===========    ==========    ==========

SANFORD C. BERNSTEIN & CO., INC.

Sanford C. Bernstein & Co., Inc. (Bernstein) manages a portion of the assets of Vanguard Windsor Fund. Bernstein discharges its responsibilities pursuant to an investment advisory agreement and is subject to the control of the Officers and Trustees of the Fund.

     The Fund pays Bernstein a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Bernstein Portfolio for the quarter:

               NET ASSETS                      ANNUAL RATE
               ----------                      -----------
               First $1 billion........            0.15%
               Next $2 billion.........            0.14%
               Next $2 billion.........            0.12%
               Assets in excess of $5 billion      0.10%

     Subject to a transition rule described in the Agreement, the Basic Fee, as provided above, will be increased or decreased by the amount of a Performance Fee Adjustment (Adjustment). The Adjustment will be calculated as a percentage of the Basic Fee and will change proportionately with the investment performance of the Fund relative to the investment performance of the Russell 1000 Value Index (the Index) for the thirty-six month period ending with the applicable quarter. The Adjustment applies as follows:

CUMULATIVE 36-MONTH                        PERFORMANCE FEE ADJUSTMENT
PERFORMANCE VERSUS THE INDEX               AS A PERCENTAGE OF BASIC FEE*
----------------------------               -----------------------------
Trails by more than 9%......               -50%
Trails by 0 to 9%...........               Linear decrease from 0 to -50%
Exceeds by 0 to 9%..........               Linear increase from 0 to +50%
Exceeds by more than 9%.....               +50%

* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against the average assets over the same time period which the performance is measured.

     TRANSITION RULE FOR CALCULATING ADVISER'S COMPENSATION. The Performance Fee Adjustment will not be fully operable until June 1, 2002. Until that time, the following transition rules will apply:

     (A) JUNE 1, 1999 THROUGH MAY 31, 2000. The Adviser's compensation will be the Basic Fee. No Performance Fee Adjustment will apply during this period.

     (B) JUNE 1, 2000 THROUGH JUNE 30, 2002. Beginning June 1, 2000, the Performance Fee Adjustment will take effect on a progressive basis with regards to the number of months elapsed between July 1, 1999 and the quarter for which the Adviser's fee is being computed. During this period, the Performance Fee Adjustment will be multiplied by a fraction. The fraction will equal the number of months elapsed since July 1, 1999 divided by thirty-six.

     (C) ON AND AFTER JULY 1, 2002. Beginning July 1, 2002, the Performance Fee Adjustment will be fully operable.

     OTHER SPECIAL RULES RELATING TO ADVISER'S COMPENSATION. The following special rules will also apply to the Adviser's compensation:

     BERNSTEIN PORTFOLIO PERFORMANCE. The investment performance of the Bernstein Portfolio for any period, expressed as a percentage of the "Bernstein Portfolio unit value" at the beginning of such period, will be the sum of: (i) the change in the Bernstein Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Bernstein Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Bernstein Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share reinvested in the Bernstein Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

     "BERNSTEIN PORTFOLIO UNIT VALUE." The "Bernstein Portfolio unit value" will be determined by dividing the total net assets of the Bernstein Portfolio by a given number of units. The number of units in the Bernstein Portfolio initially will equal to the total shares outstanding of the Fund on June 1, 1999. Subsequently, as assets are added to or withdrawn from the Bernstein Portfolio, the number of units of the Bernstein Portfolio will be adjusted based on the unit value of the Bernstein Portfolio on the day such changes are executed.

     INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of: (i) the change in the level of the Index during such period, and
(ii) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     During the fiscal year ended October 31, 1999, Vanguard Windsor Fund incurred the following advisory fees owed to Bernstein:

                                                       1999
                                                       ----
Basic Fee...................                     $2,309,256
Increase or Decrease for Performance
Adjustment..................                              0
                                                 ----------
Total.......................                     $2,309,256
                                                 ==========

                            VANGUARD WINDSOR II FUND

Vanguard Windsor II Fund employs a multi-manager approach utilizing four investment advisers.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Vanguard Windsor II Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) to manage a portion of the equity allocation of Vanguard Windsor II Fund (approximately 64%, as of October 31, 1999). Under this agreement, Barrow Hanley manages the investment and reinvestment of the designated assets and continuously reviews, supervises and administers the investment program of Vanguard Windsor II Fund with respect to those assets. Barrow Hanley discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

     Barrow Hanley is a Nevada corporation controlled by the following officers of Barrow Hanley: James Purdy Barrow, Principal; Bryant Miller Hanley, Jr., President, Secretary and Treasurer; Richard Albert Englander, Principal; and Joseph Ray Nixon, Principal.

     Vanguard Windsor II Fund pays Barrow Hanley a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Vanguard Windsor II Fund managed by Barrow Hanley for the quarter:

          NET ASSETS                          ANNUAL RATE
          ----------                          -----------
          First $200 million......                0.300%
          Next $300 million.......                0.200%
          Next $500 million.......                0.150%
          Over $1 billion.........                0.125%

     The Fund's payments to Barrow Hanley under the above schedule are subject to an incentive/ penalty fee arrangement which compares the performance of the Fund's assets managed by Barrow Hanley with the performance of the Standard & Poor's/BARRA Value Index. This arrangement provides for the following adjustments to Barrow Hanley's basic fee:

CUMULATIVE 36-MONTH                      PERFORMANCE FEE
PERFORMANCE VERSUS THE INDEX             ADJUSTMENT*
----------------------------             -----------------
Less than or equal to -9%.....           -0.25 x Basic Fee
Between -9% and -6%...........           -0.15 x Basic Fee
Between -6% and 6%............            0.00 x Basic Fee
Between 6% and 9%.............           +0.15 x Basic Fee
More than 9%..................           +0.25 x Basic Fee

* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     The investment performance of the portion of Vanguard Windsor II Fund's assets managed by Barrow Hanley (the Barrow Hanley Portfolio) for any period is expressed as a percentage of the "Barrow Hanley Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the Barrow Hanley Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Barrow Hanley Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard Windsor II Fund for undistributed realized long-term capital gains realized from the Barrow Hanley Portfolio.

     The "Barrow Hanley Portfolio Unit Value" will be determined by dividing the total net assets of the Barrow Hanley Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Barrow Hanley Portfolio was equal to the total shares outstanding of Vanguard Windsor II Fund. After such initial date, as assets are added to or withdrawn from the Barrow Hanley Portfolio, the number of units of the Barrow Hanley Portfolio will be adjusted based on the unit value of the Barrow Hanley Portfolio on the day such changes are executed.

     The investment  record of the BARRA Value Index is calculated  quarterly by
(i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weighting in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Vanguard Windsor II Fund incurred the following advisory fees owed to Barrow Hanley:

                                               1997         1998          1999
                                               ----         ----          ----
Basic Fee...................            $16,925,953  $24,225,773   $27,518,622
Increase or Decrease for Performance
Adjustment..................              2,495,021    3,887,915    (1,429,591)
                                          ---------    ---------    -----------
Total.......................            $19,420,974  $28,113,688    $26,089,031
                                        ===========  ===========    ===========

OTHER ADVISERS

On November 1, 1991, Vanguard Windsor II Fund added Equinox Capital Management (Equinox) and Tukman Capital Management (Tukman) to manage the investment and reinvestment of a portion of its equity allocation (approximately 14% and 12%, respectively, as of October 31, 1999). Additionally, Vanguard's Core Management Group was added to manage a portion of Vanguard Windsor II Fund's equity allocation (approximately 6%, as of October 31, 1999). Equinox, Tukman and
Vanguard's Core Management Group discharge their respective responsibilities subject to the control of the Trustees and Officers of the Fund.

EQUINOX

Equinox is a Delaware Limited Liability Company controlled by the following officers of Equinox: Ronald J. Ulrich, President and Director; and Wendy D. Lee, Managing Director.

     Under the terms of an investment advisory agreement, Vanguard Windsor II Fund pays Equinox a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Vanguard Windsor II Fund's average month-end net assets managed by Equinox for the quarter:

               NET ASSETS                      ANNUAL RATE
               ----------                      -----------
               First $400 million.....             .200%
               Next $600 million......             .150%
               Next $1 billion........             .125%
               Assets in excess of $2 billion      .100%

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard Windsor II Fund's assets managed by Equinox (the Equinox Portfolio) relative to the investment of the Russell 1000 Value Index. Such formula provides for an increase or decrease in the basic fee paid to Equinox each quarter, depending upon the Equinox Portfolio's investment performance for the thirty-six months preceding the end of the quarter.

     The following table sets forth the adjustment factors to the base advisory fee payable by the Equinox Portfolio to Equinox under this investment advisory agreement:

CUMULATIVE 36-MONTH                         PERFORMANCE FEE
PERFORMANCE VERSUS THE INDEX                ADJUSTMENT*
----------------------------                -----------------
Less than -9%.................              -0.50 x Basic Fee
Between -9% and -4.5%.........              -0.25 x Basic Fee
Between -4.5% and 4.5%........               0.00 x Basic Fee
Between 4.5% and 9%...........              +0.25 x Basic Fee
More than 9%..................              +0.50 x Basic Fee

* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The investment performance of the Equinox Portfolio for any period is expressed as a percentage of the "Equinox Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the Equinox Portfolio Unit Value during such period; (ii) the unit value of Vanguard Windsor II Fund's cash distributions from the Equinox Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard Windsor II Fund for undistributed realized long-term capital gains realized from the Equinox Portfolio.

     The "Equinox Portfolio Unit Value" will be determined by dividing the total net assets of the Equinox Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Equinox Portfolio was equal to the total shares outstanding of Vanguard Windsor II Fund. After such initial date, as assets are added to or withdrawn from the Equinox Portfolio, the number of units of the Equinox Portfolio will be adjusted based on the unit value of the Equinox Portfolio on the day such changes are executed.

     The investment record of the Russell 1000 Value Index will be calculated quarterly by (i) multiplying the total return for the quarter (change in the market price plus dividends) of each stock included in the Russell 1000 Value Index by its weighting in the Russell 1000 Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Russell 1000 Value Index will be the compounded quarterly returns of the Russell 1000 Value Index.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Vanguard Windsor II Fund incurred the following advisory fees owed to Equinox:

                                                  1997         1998        1999
                                                  ----         ----        ----
Basic Fee...................                $2,791,342   $3,945,052  $4,992,060
Increase or Decrease for Performance
Adjustment..................                   408,295      868,234   1,788,014
                                               -------      -------   ---------
Total.......................                $3,199,637   $4,813,286  $6,780,074
                                            ==========   ==========  ==========

     These fees were paid under a previous fee schedule that provided for a higher rate of fees.

TUKMAN

Tukman is a Delaware corporation controlled by the following officers of Tukman:
Melvin  T.  Tukman,  President  and  Director;  and  Daniel  L.  Grossman,  Vice
President.

     Under the terms of an investment advisory agreement, the Fund pays Tukman a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the portion of Vanguard Windsor II Fund's assets managed by Tukman:

          NET ASSETS                                 ANNUAL RATE
          ----------                                 -----------
          First $25 million......                       0.400%
          Next $125 million......                       0.350%
          Next $350 million......                       0.250%
          Next $500 million......                       0.200%
          Over $1 billion........                       0.150%

     The Fund's payments to Tukman under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund assets managed by Tukman with the performance of the Standard & Poor's 500 Composite Stock Price Index. This arrangement provides for the following adjustments to Tukman's basic fee:

CUMULATIVE 36-MONTH                    PERFORMANCE FEE
PERFORMANCE VERSUS THE INDEX           ADJUSTMENT*
----------------------------           -----------------
Less than or equal to -12%....         -0.50 x Basic Fee
Between -12% and -6%..........         -0.25 x Basic Fee
Between -6% and 6%............          0.00 x Basic Fee
Between 6% and 12%............         +0.25 x Basic Fee
More than 12%.................         +0.50 x Basic Fee

* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The investment performance of the portion of Vanguard Windsor II Fund's assets managed by Tukman (the Tukman Portfolio) for any period is expressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period. The percentage is equal to the sum of: (i) the change in the Tukman Portfolio Unit Value during such period; (ii) the unit value of Vanguard Windsor II Fund's cash distributions from the Tukman Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard Windsor II Fund for undistributed realized long-term capital gains realized from the Tukman Portfolio.

     The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman Portfolio was equal to the total shares outstanding of Vanguard Windsor II Fund. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Vanguard Windsor II Fund incurred the following advisory fees owed to Tukman:


                                          1997         1998             1999
                                          ----         ----             ----
Basic Fee...................        $3,622,904   $5,126,168       $6,192,444
Increase or Decrease for Performance
Adjustment..................           785,658      992,760       (2,000,847)
                                       -------      -------      -----------
Total.......................        $4,408,562   $6,118,928       $4,191,597
                                    ==========   ==========       ==========

VANGUARD'S CORE MANAGEMENT GROUP

Since November 1, 1991, Vanguard's Core Management Group has provided investment advisory services on an at-cost basis with respect to a portion of Vanguard Windsor II Fund's equity allocation (approximately 6%, as of October 31, 1999). The Core Management Group also provides investment advisory services to several other Vanguard funds. The Core Management Group is supervised by the Officers of the Fund.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Vanguard Windsor II Fund incurred the following expenses for investment advisory services: $196,000, $287,000, and $511,000, respectively.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Funds' present agreements with their advisers are renewable for successive one-year periods if specifically approved by a vote of the Board of Trustees at a meeting called for the purpose of considering such approval. (The one exception is that Windsor Fund's agreement with Bernstein is effective through June 1, 2001 and thereafter renewable at one-year intervals.) The Board's approval must include the affirmative votes of a majority of the Trustees who are neither parties to the contract or "interested persons" of such parties (as defined in the 1940 Act).

     Each investment advisory agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by majority vote of either the Board of Trustees or the Fund's outstanding shares upon 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

     The Fund's Board of Trustees may, without the approval of shareholders, provide for:
 .    The employment of a new investment  adviser  pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;
 .    A change in the terms of an advisory agreement; or
 .    The  continued  employment  of an existing  adviser,  on the same  advisory contract terms, where a contract has been assigned because of a change in control of the adviser.

  Any such change will be communicated to shareholders in writing.


                             PORTFOLIO TRANSACTIONS

Wellington Management, Bernstein, Barrow Hanley, Equinox, Tukman and Vanguard's Core Management Group are authorized to (with the approval of the Board of Trustees) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund . The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Board of Trustees, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Funds and the other funds in the Group.

     Currently, it is each Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an investment adviser and/or the Fund. However, the investment advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities considered for investment by a Fund may also be appropriate for the other Fund and for other funds and/or clients served by the investment adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other funds or clients served by the investment adviser are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the investment adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' Board of Trustees.

     During the fiscal years ended October 31, 1997, 1998, and 1999, the Funds paid the following in brokerage commissions.


FUND                                   1997            1998            1999
----                                   ----            ----            ----
Vanguard Windsor Fund           $28,780,109     $27,915,402     $25,355,164
Vanguard Windsor Fund II        $15,272,207     $21,836,954     $15,327,874


                              COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Windsor Fund and Vanguard Windsor II Fund, may from time to time use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD AND POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE  5000  EQUITY   INDEX--consists   of  more  than  7,000  common  equity
securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, non-convertible domestic corporate bonds rated Baa by Moody's with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, non-convertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN  LONG-TERM  CORPORATE AA OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  non-convertible  investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $1.1 trillion.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc. LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.


                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the year ended October 31, 1999, including the financial highlights for each of the five fiscal years in the period ended October 31, 1999, appearing in the Vanguard Windsor Fund and Vanguard Windsor II Fund 1999 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see each Fund's Annual Report to Shareholders, which may be obtained without charge.






















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                                                             SAI022-02/18/2000



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